A Brighter View

# Capital Markets Update

MAY 2012

MAA

# Strategy For Value Creation

- Full Cycle Performance Objective
  - Superior long-term total shareholder return
  - Secure, growing dividend
  - High quality recurring cash flow
- Focused on High Growth Sunbelt Region
  - Superior long-term "demand" performance
  - Competitive advantages to "supply" pressures
  - Unique profile lessen typical "supply" pressures
- Unique Portfolio and Market Strategy
  - Competitive results in up cycle
  - Stable results in down cycle
  - Two tier market portfolio strategy
- Disciplined Capital Deployment
  - Focus on value add acquisitions
  - Opportunistic approach
  - Limited new development





# Full Cycle Performance Profile

- Portfolio strategy focused on delivering competitive results in the up cycle, strong relative performance in the down cycle, and superior performance over the full cycle
- Product and operating strategy focused on delivering recurring, stable cash flow

| 2004-2011 | | |
|---|---|---|
| | Adj NOI | Std Dev |
| MAA | 2.6% | 3.1% |
| Sector | 2.4% | 4.5% |



Repositioned portfolio and strengthened platform = stronger "up" cycle performance profile
Adj NOI Growth
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
Sector Average
MAA
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Source: Green Street *Residential Sector Update* – March 6, 2012, which presents NOI results adjusted to exclude the impact of revenue-enhancing cap-ex dollars.



MAA Annual Dividend
$2.70
$2.50
$2.30
$2.10
$1.90
$1.70
$1.50
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012E

- One of only three apartment REITs to not suspend or reduce cash dividend during recent down cycle
- Current pay-out ratio better than the sector average

# Disciplined Capital Deployment

- Actual cash flows exceeding acquisition proformas
- Creating competitive advantages to out-perform in growth of long-term value



Cash Flows on New Acquisitions
Actual vs. Proforma ($000's)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$205,000
$195,000
$185,000
$175,000
$165,000
$155,000
$145,000
$135,000
$125,000
$197,149
$187,311
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Total
Actual
Proforma



Current Value Net Income
Minus Apartment CPPI Growth
Last 5 Yrs (annualized)
MAA
HME
EQR
ESS
UDR
AVB
AEC
AIV
BRE
CPT
PPS
CLP
-20% -15% -10% -5% 0% 5%
Last 10 Yrs (annualized)
MAA
HME
AVB
UDR
ESS
EQR
AEC
CPT
BRE
PPS
CLP
AIV
-10% -5% 0% 5% 10%

Source: Green Street Advisors, July 19, 2011, *Just Smart Capital Allocation*

# Well Positioned for Recovery Cycle

Employment growth in MAA's markets expected to outpace the national average.

**Sunbelt Job Growth Expected to be Outsized**
Apartment REIT same store portfolio weighted average next twelve month job growth



1.6%
1.5%
1.4%
1.1%
1.1%
1.0%
1.0%
0.9%
0.9%
0.6%
1.1%
MAA
PPS
CPT
BRE
ESS
EQR
UDR
AIV
AVB
HME
US

Source: Bureau of Labor Statistics, Economy.com, Zelman & Associates

**Strong Job Growth & Household Formation Region**
Affordable, lower taxes, pro-business, extensive logistics infrastructure, lower labor costs



MAA Concentration – Gross Real Assets
> \$200MM · \$100MM – \$200 MM · \$55MM - \$100MM · < \$55MM

# MAA Better Positioned in Sunbelt Region

- Not the typical Sunbelt Region exposure to supply risks
- MAA's allocation of capital to secondary markets drives down risks while continuing to capture strong demand side performance

**Market-Weighted Exposure by Percent NOI to New Supply**


3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Future Supply
Current Supply
CLP
PPS
CPT
HME
MAA
AVB
UDR
EQR
AIV
ESS
BRE

Source: CBRE, Morgan Stanley Apartment REITs Eye on Supply, April 5, 2012

**Exposure to Top 10 New Supply Markets for 2012**

NOI/Rent Exposure to Top 10 Markets for 2012 Estimated Apartment Completions


70%
60%
50%
40%
30%
20%
10%
0%
BRE
PPS
CPT
EQR
HME
UDR
AIV
ESS
AEC
AVB
MAA
CLP

Source: Discern, Census Bureau

**Portfolio-Wide YoY Percent Change in New Permits**

YoY Percent Change in New Development Starts (through Feb)


120%
100%
80%
60%
40%
20%
0%
BRE
EQR
CPT
AIV
PPS
CLP
ESS
HME
UDR
MAA
AVB
AEC

Source: Discern, Census Bureau

# Well Positioned for Recovery Cycle

- 1Q12 physical occupancy ended at 96.2% heading into peak leasing season
- Leasing traffic running well ahead of prior year
- 1Q12 renewal pricing up 6.5%; new lease pricing up 4.9%
- Resident turnover near historic low

Same Store Average Effective Rent/Income


20%
19%
18%
17%
16%
18.02%
18.81%
19.10%
17.48%
16.41%
2007
2008
2009
2010
2011

# Robust External Growth

- Significant deal flow and opportunities as a result of long established regional focus and in-place networks.
- Extensive market and sub-market knowledge supports accurate and timely analysis.
- Strong property management and asset management capabilities support accurate underwriting and ability to identify opportunities.
- Strong balance sheet enables quick and assured execution for sellers.
- Strong execution capabilities enables ability to handle more complex transactions/more attractive opportunities.
- Competitive advantage within region and markets drives ability to outperform market norms and create value; versus hyper competitive environment in heavy institutional markets where value creation is more challenged.


Acquisition/Development Volume ($000's)
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$25,900
$212,480
$6,800
$141,300
$16,000
$271,900
$38,000
$387,340
$80,000
$300,000
2008
2009
2010
2011
2012F
Acquisitions
Development

Since 2008, external growth through acquisitions and development has averaged almost $300 million per year

Total external growth exceeded $400 million in 2011 and is expected to approach a similar level in 2012

# Creating Value through External Growth

NOI Operating Margin



Pre Acquisition Operating Margin, 52.1%
2011 Operating Margin, 55.2%

Total Property Value ($000's)



Aggregate Purchase Price, $613,196
Aggregate Value, $780,266

- Significant improvement in operating margins drives value creation
- MAA able to create value that less sophisticated operating platforms are unable to achieve
- Capabilities and platform strength include:
  - Yield management systems and aggressive pricing management practices
  - Sophisticated utility management and bill-back capabilities
  - Superior inventory management capabilities
  - Disciplined lease approval and qualifying standards
  - Proactive collections
  - Highly automated leasing and lease renewal programs
  - Extensive training and on-site skills development
  - Active and "hands on" management approach

Note: Analysis based on all fully stabilized properties acquired since 2003 (total of 22 properties). Aggregate current value ($780MM) determined by using same cap rate at time of purchase against the higher NOI achieved by the MAA platform.

# Robust External Growth

Cool Springs (428 units in Nashville)
- 126 units leased 3/31/12
- Expected stabilization 4Q13

Ridge at Chenal Valley (312 units in Little Rock)
- 50 units leased 3/31/12
- Expected stabilization 3Q13

1225 South Church Phase II (210 units in Charlotte)
- Expected initial occupancy 4Q12
- Expected stabilization 4Q13

Cooper River Village (270 units in Charleston)
- Expected initial occupancy 2Q13
- Expected stabilization 4Q14





# Well Positioned for Recovery Cycle

## Active Redevelopment Program Will Further Support Revenue Growth Opportunities

- $20M in redevelopment investment in 2010/2011 with 4,900 units renovated
- 605 units renovated in 1Q12 with average rental rate increases for renovated units of 9% above non-renovated units
- 12,000-14,000 additional units across portfolio identified for redevelopment assessment
- Expect to invest a total of approximately $12M in 2012 to renovate 3,000-3,500 units with forecasted average rental rate increases of 8%-9% above non-renovated units







# Solid Balance Sheet Position

- Balance Sheet significantly strengthened over last ten years
- Total leverage (Debt + Preferred) reduced 18% over last ten years



$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
70%
65%
60%
55%
50%
45%
40%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
FFO/Share
Debt+Pref/Gross Assets



MAA Debt/Market Cap 3/31/2012
$2.74B Common Equity
$1.54B Debt
64%
36%

FFO/Share for 2003 and 2010 excludes non-routine items.

# Positioning Balance Sheet for Future

## Pursuing Investment Grade Rating from Moody's and S&P

- Broaden capital sources
- Constant access to capital
- Lowest cost over long-term

MAA compares well to most investment grade multifamily REITs on key rating agency metrics



Fixed Charge Coverage
4.2x
3.4x
3.2x
3.0x
2.9x
2.6x
2.2x
MAA
BRE
CPT
ESS
UDR
PPS
CLP
Net Debt to EBITDA
8.5x
7.8x
7.6x
6.8x
6.7x
6.5x
5.8x
UDR
CLP
ESS
BRE
MAA
CPT
PPS
Net Debt to Gross Assets
45.8%
45.3%
44.5%
42.6%
39.9%
36.8%
32.9%
ESS
UDR
CLP
MAA
BRE
CPT
PPS
Unencumbered Assets
78.4%
73.9%
70.5%
69.7%
62.7%
41.6%
35.9%
PPS
BRE
CPT
CLP
UDR
ESS
MAA

Expect unencumbered assets to be above 40% at year end.

Data is as of 3/31/2012 except for PPS (12/31/2011) and ESS unencumbered assets (12/31/2011).

# Attractive Pricing Opportunity

- MAA is currently priced at an implied cap rate discount to the sector average.
- However, MAA's historical long-term internal same store growth (and overall FFO growth) performance exceeds the sector average; established record of exceeding regional 'market' performance levels and sector 'averages'.
- Outlook for continued 'out-performance' is positive.



Total Implied Unleveraged Return
10%
8%
6%
4%
2%
0%
2.4%
4.9%
2.6%
5.8%
Sector Average
MAA
Market Implied Cap Rate
Same Store Growth

Implied 10 Year IRR:

- MAA outperforms by 110 bps on unleveraged basis with continued cap rate discount.
- MAA outperforms by 200 bps on a leveraged basis.
- MAA outperforms by 420 bps on a leveraged basis by capturing the sector's current average cap rate.

Source: Cap rate data from BMO Capital Markets Update (4/30/12) and same store data from Green Street Mar '12 Residential Sector Update (last full cycle 2004-2011).

# Superior Long Term Performance Profile

- Proven ability to deliver long-term superior earnings growth and shareholder performance
- Ability to capture returns to capital that compare favorably to other strategies, and with lower risks and volatility
- Disciplined capital deployment and ability to create a competitive advantage for shareholder capital drives long-term outperformance

**FFO/Share Compounded Annual Growth Rate (2000-2011)**


4%
2%
0%
-2%
-4%
-6%
-8%
-10%
ESS
MAA
AVB
HME
EQR
UDR
BRE
AEC
CPT
PPS
CLP
AIV

Source: SNL Financial 4/30/12

**Annual Compounded Shareholder Return**

| | MAA | Sector Avg. |
|---|---|---|
| 5 Year | 10.1% | 5.4% |
| 10 Year | 16.3% | 11.5% |
| Since IPO | 14.2% | 11.3% |

Sector Average of companies public at MAA IPO 1/28/1994

**MAA's Long-Term Same Store Growth Out-Performs Sector Average (2004-2011)**

| | MAA | Sector Avg. |
|---|---|---|
| Revenue | 2.4% | 2.4% |
| Expense | 1.9% | 2.1% |
| NOI | 2.7% | 2.6% |

# Summary

- Strong long-term performance record for shareholders
- Established and proven public platform
- Solid internal growth prospects
- Competitive strengths enables regional outperformance
- Robust external growth pipeline
- Disciplined approach to capital deployment
- Solid balance sheet position
- Well positioned to perform as compared to the sector
- Attractive buying opportunity





# End of Presentation

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated economic and market conditions, expectations for future demographics, the impact of competition, general changes in the apartment industry, expectations for acquisition and joint venture performance, ability to pay dividends and the ability to obtain financing at reasonable rates. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as the impact of legislation, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

Eric Bolton
CEO
901-248-4127
eric.bolton@maac.com

Al Campbell
CFO
901-248-4169
al.campbell@maac.com

Leslie Wolfgang
Investor Relations
901-248-4126
leslie.wolfgang@maac.com

Jennifer Patrick
Investor Relations
901-435-5371
jennifer.patrick@maac.com

http://ir.maac.com

MAA

A Brighter View